UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 16, 2010
CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
CSC HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York	11714

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 803-2300
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On December 16, 2010, Cablevision Systems Corporation (“Cablevision”) announced that its board of directors has authorized the company’s management to move forward with the leveraged spin-off of Rainbow Media Holdings LLC to Cablevision’s stockholders. The spin-off would be structured as a tax-free pro rata distribution to stockholders and is expected to be completed by mid-year 2011, subject to necessary approvals.
As part of the leveraged spin-off, a refinancing of what will be the new Rainbow would create new debt, a portion of which would be used to repay approximately $1.25 billion of Cablevision and/or CSC Holdings, LLC debt. It is anticipated that the spin-off would be in the form of a pro rata distribution to all stockholders of Cablevision, with holders of Class A common stock receiving Class A shares in Rainbow and holders of Class B common stock receiving Class B shares in Rainbow. Both Cablevision and Rainbow would continue to be controlled by the Dolan family through their ownership of Class B shares.
The new Rainbow’s assets will include:
•	National programming networks: AMC, WE tv, IFC, Sundance Channel and Wedding Central
•	IFC Entertainment, an independent film business that consists of multiple brands — including IFC Films, IFC Productions and the IFC Center
•	Rainbow Network Communications, a full service network programming origination and distribution company, delivering programming to the cable, satellite and broadcast industries
Businesses that will remain a part of Cablevision include the cable and telecommunications businesses, Newsday, News 12 Networks, MSG Varsity and Clearview Cinemas.
Completion of the spin-off is subject to a number of external conditions, including receipt of a private letter ruling from the Internal Revenue Service, the filing and effectiveness of a Form 10 with the Securities and Exchange Commission and the finalization of the terms and conditions of the required financing, as well as final approval by Cablevision’s board of directors. In late November, the company submitted a private letter ruling request to the IRS regarding the leveraged spin-off.
A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated December 16, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President & Chief Financial Officer

Dated: December 16, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President & Chief Financial Officer

Dated: December 16, 2010

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